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                                                                January 21, 1997

Dear Shareholder:

We are pleased to present to you the Annual Report of the Burnham Fund for 1996.

New and Noteworthy in 1996

Debut of The Burnham Fund on the World Wide Web. In August 1996, The Burnham Fund began releasing information on the World Wide Web through Intuit's "Networth" mutual fund web site. Visitors to Networth may easily download The Burnham Fund's prospectus, quarterly data, and current Morningstar review. The Burnham Fund's website was noted for its innovative style in September's "Fund Marketing Alert", a mutual fund trade journal. The Fund's Internet address is http://networth.galt.com/burnham.

Burnham Fund Questionnaire. Questionnaires were distributed during the year to shareholders whose accounts reside at State Street Bank & Trust Co. Many strategic questions were asked and management is actively researching specific issues raised by shareholders' responses. We thank you for spending the time and in many cases, writing candid and insightful commentary.

Changing  Performance  Benchmarks.  In the fourth  quarter of 1996,  Morningstar
Inc., a mutual fund evaluation group, changed the methodology by which it categorizes mutual funds. Rather than focus on "prospectus investment objective",  it  began  categorizing  funds  by the  profile  of its  investment components, or "style-box". The Burnham Fund's profile for the past two years has been "large cap blend", which indicates that the manager invests predominantly in large capitalization companies. The specific stocks management selects are both "growth" (earnings growth) and "value" (low p/e, restructuring) investments. Therefore, when we discuss the fund's investment components in the context of its peers, we may refer to the "large cap blend" index, which more closely resembles the Fund than the Standard & Poor's ("S&P") 500 index and other benchmark indices.

Review of 1996.

On December 31, 1996, the Fund's net asset value per share for Class A, B and C shares was $25.65, $26.31 and $25.69, respectively, which represent total returns for the year of 17.6%, 17.3% and 16.6%, respectively. This compares to an increase in Morningstar's Large Cap Blend Index of 20.3% for the corresponding period. For the year, The Burnham Fund Class A, B and C shares paid $1.66, $1.45 and $1.36 per share, respectively, in taxable dividends. Of this amount, $0.82, $0.61 and $0.52, per share, respectively, were from ordinary income and $0.84, $0.84 and $0.84 per share, respectively, were from capital gains.

In the Fund's  Annual Report of 1995, we stated that our goals for 1996 included
a) enhancing after-tax shareholder value, and b) increasing the Fund's equity exposure so as to reduce the level of income earned and offer shareholders better capital gains potential - while maintaining a lower risk profile versus our peers. We believe that in 1996, we accomplished this task. We note the following changes that illustrate these actions:

                                                           YEAR END
                                                       ----------------
                                                        1995      1996
                                                        ----      ----
Equity investments (% of net assets)                    73.0%     85.0%
Fixed income investments (% of net assets)              26.0%     10.7%
Income per share (ex gains)                            $ 0.75    $ 0.55
Ratio of net income to average net assets                3.3%      2.1%
Portfolio 3-year beta (S&P 500 = 1.0)                    0.64      0.75
Portfolio turnover rate                                 78.3%     61.5%


1996 was another rewarding year for equity investors. The S&P 500 index (with dividends reinvested) progressed 22.95%, while the Lehman Government/Corporate Bond Index rose a mere 2.90%. The equity index move, however, belies its periods of volatility and uncertainty. Three of four sharp market declines during the year were fueled by fear of rising interest rates. The decline of early January was the


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only  instance  that was  followed  by what  would be the single  interest  rate increase of the year.

The factors which focused investors on equities were identical to those of 1995: slow, steady economic growth accompanied by full employment and low inflation rates. For 1996, we expect that final GDP figures will resemble 1995's 2.1% growth rate. December's Consumer Price Index figure indicates inflation (excluding food and energy) has remained relatively unchanged since it reached 3.1% in 1993. Washington provided a positive environment for domestic equities during the year. No significant "external" events jarred investor confidence. Progress on welfare reform and rudimentary discussions over social security policy further our belief that the government seeks as a long term goal an increase in the U.S. personal savings rate.

The S&P sectors that showed the best performance for 1996 were technology, finance, capital goods and energy. For the year, The Burnham Fund overweighted energy, technology and financial services in the portfolio because of their outstanding growth and (with the exception of technology) income characteristics. The stocks in the portfolio that were particularly strong performers of note were Intel, Microsoft, Lucent Technologies, and Citicorp. The worst performing sectors were communication services, utilities, transportation, and basic materials; all areas that were not among major holdings of the Fund.

1997 Outlook.

We enter 1997 with optimism, as we did in 1996. The investment themes of 1995 and 1996 have continued into the present year. Corporate profits (as exhibited by growth in S&P 500 earnings of over 8.0%) continue to expand in a healthy environment of low inflation and stable to potentially lower interest rates. While one cannot predict what may bring about a reversal of these trends, we believe that earnings will continue to show positive comparisons against 1996, and stock valuations have the potential to move upward. Second, we believe the U.S. is capable of maintaining an extended expanding cycle as compared to previous post-war measures. The longevity of the present cycle has not stemmed from price increases, but rather from a combination of increasing global demand for goods and internal margin expansion. The U.S. government has been able to redirect defense expenditures into other sectors of our economy as a result of the global peace from which we now benefit. Foreign markets are seeking American goods and services, while U.S. companies are more efficient and profitable than ever before due to corporate restructuring activity that began in the 1980's and advances in telecommunications and other technologies in the 1990's. American companies are in leadership positions, producing goods that are in global demand. This results in confidence in our economy's longevity and the health of our capital markets. In comparison, at present European economies are hampered by high unemployment and high interest rates, and Japan continues to be mired in a banking and real estate crisis, fiscal tightening, and unstable equity markets. Third, we believe that the surge in merger and acquisition activity seen during 1996 will continue as companies seek strategic moves to increase their market share and growth rates. Such strategic mergers included Boeing and McDonnell Douglas, CSX and Conrail, Lockheed and Loral, and Wells Fargo and First Interstate. One side effect of large mergers and acquisitions is a tightening of the supply of common stock in certain S&P sectors. Many publicly-owned corporations stepped-up their common stock repurchase programs in 1996; we believe this trend will continue into 1997, further constricting the supply of equities. Finally, net mutual fund purchases, particularly in U.S. equity funds, continue to grow. The largest statistical component of the workforce (baby boomers) are entering the most productive and savings-intensive years of their lives with a positive inclination toward investing in equities. The capital flowing into the market comes from both systematic retirement savings plans and after tax investment. The inflow brings liquidity to the capital markets and provides sources of new capital for public offerings.

We favor companies with sustained earnings growth potential of at least 15% to 20% per year for five years,

                                       2


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                                                                          [LOGO]

product leadership, strong management with a shareholder-value orientation, and a healthy dividend history, if possible. We also search for companies whose stock appears undervalued in the market relative to its past, or those which may benefit from restructuring actions. We remain overweighted in the energy sector for both its earnings growth and income potential as growing global demand for petroleum-based products moves prices higher. We continue to emphasize core holdings in technology, health care and financial services. We regard the REIT sector as one that has the potential to deliver above average dividend yield in combination with capital appreciation. (National Golf Properties and Meditrust have been among the Fund's best performers.) As in 1996, we anticipate volatility in the markets if interest rates move higher, or if fear of weak earnings comparisons surface. With stock valuations at high levels, and yields under 2%, there is risk of a correction. Therefore, in structuring the Fund's portfolio, we attempt to keep the beta (volatility) of the Fund below that of the market. It is currently at 0.75 versus the S&P 500 Index (where S&P 500 Index = 1.0). In the fixed income component of the portfolio, currently 10%, we own bonds with above average yields and short-term maturities.

We appreciate your confidence in The Burnham Fund, and look forward to serving your investment needs in the year ahead.

Very sincerely yours,

I.W. Burnham, II                                                 Jon M. Burnham,
Chairman                                                             President &
                                                               Portfolio Manager

The performance data quoted represents past performance and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average total return for Class A shares, assuming the reinvestment of dividends and excluding the maximum sales charge for the one, five and ten year periods ended December 31, 1996 were 17.60%, 11.11% and 11.14%, respectively. Such performance assuming the imposition of the Class A shares' maximum 5% sales charge for the same periods would have been 11.72%, 9.97% and 10.57%, respectively. For Class B and C shares, average total return for the one year period ended December 31, 1996 and life of class total return for the period October 18, 1993 (inception date) to December 31, 1996, were 17.34% and 16.56%, and 11.00% and 11.02%, respectively.

                        CUMULATIVE PERFORMANCE COMPARISON
                    The Burnham Fund vs. Broad Market Indices



                                  Cumulative % Change            Average Annualized % Change
                                  -------------------            ---------------------------
                              10 Years   5 Years   3 Years      10 Years   5 Years   3 Years
                              --------   -------   -------      --------   -------   -------

The Burnham Fund
   (Class A Shares)            187.57%    69.31%    43.76%        11.14%    11.11%    12.86%
90-day US Treasury Bill         70.31%    23.15%    15.54%         5.47%     4.25%     4.93%
Standard & Poor's 500 Index
   (with dividends reinvested) 314.60%   102.91%    71.31%        15.28%    15.20%    19.66%
Lehman Brothers Government/
   Corporate Bond Index        123.59%    41.44%    18.41%         8.38%     7.18%     5.79%



                                       3

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Comparison of Performance to
Certain Market Indices

Although the Fund's investment objectives do not include matching or exceeding the performance of any securities-related index, the line graph set forth on the following page may be viewed as useful in that it enables an investor to compare the performance of the Fund to certain securities-related market indices. The line graph includes performance information relating to the Standard & Poor's 500 Index, a broad-based stock market index which is comprised of a large, unmanaged "basket" of stocks.

Since the Fund is a managed investment vehicle, and its investment policies permit it to invest in debt securities, convertible securities, warrants and options, the Fund may be able to reduce the volatility and downside risk inherent in an investment in an index comprised exclusively of equity securities. In addition, the line graph sets forth information regarding the Lehman Government/Corporate Bond Index, an index reflecting the broad-based bond market, as well as the average quarterly return of 3-month U.S. Treasury Bills. Because the Fund maintained a portion of its portfolio in fixed-income investments during 1996, the information pertaining to these market indices may be useful in providing a comparison of the Fund's performance to that of the bond market in general. In making any of these comparisons, it should be understood that the performance of a market index is not adjusted to reflect the brokerage expenses that would be incurred in purchasing and selling the securities comprising the index, and does not include the management fees and other expenses that are generally incurred in investing through mutual funds.

The performance information set forth on the line graph is based on a $10,000 investment made as of December 31, 1986, and reflects changes in value through the 10-year period to December 31, 1996. Performance for The Burnham Fund Class A shares is based on the imposition of a maximum initial sales charge of 5%. Performance for other classes of the Fund will be greater or less than the line graph shown based on differences in sales charges and fees paid by shareholders investing in the different classes of the Fund. Average annualized total returns for Classes B and C shares for the one year and life of class (inception date:
October 18, 1993), assuming reinvestment of dividends, were 17.34% and 16.56%, and 11.00% and 11.02% , respectively.

Performance analysis

Jon M. Burnham, Portfolio Manager of the Fund, believed that equities had a more positive total return potential than bonds for 1996. At mid year, he sold fixed income securities to raise the equity portion of the portfolio, ending the year at 85%. The Investment Committee had concerns regarding market volatility, therefore Mr. Burnham kept the Fund's beta low in order to preserve capital in the event of a correction. For the four quarters of 1996, consecutively, the Fund posted quarterly returns of 4.5%, 2.3%, 2.6% and 7.3%. In comparison, the S&P 500's quarterly returns were 9.7%, 4.5%, 3.1% and 8.3%, respectively, for the same periods. The Lehman Government/Corporate Bond index returned 2.9% for the year. The Morningstar Growth and Income Index rose 5.4%, 3.4% and 3.0% for the first three quarters of 1996. In the fourth quarter, Morningstar changed its valuation system to that of "style box". For the fourth quarter, the Large Cap Blend index rose 6.9%. Management of the Fund attributes differentials in performance to the fixed income component of the portfolio, which comprises a larger percentage of Fund assets than many in its peer group. This may temper performance during periods of volatility. As the Fund lowered the allocation of fixed income investments in the second half of the year, the differential between the Fund's performance and that of its peer group narrowed.

                                       4

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                                                                          [LOGO]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE FUND TO CERTAIN MARKET INDICES

                             Value at end of period
                             ----------------------

                                  S&P 500 Index
                                     $41,460

                                The Burnham Fund
                                     $27,350

                              Lehman Brothers Corp/
                                 Govt Bond Index
                                     $22,359

                              Average 3-Month U.S.
                               Treasury Bill Rate
                                     $17,031


                               Average Annualized
                                 Total Return of
                                The Burnham Fund
                                    (Class A)

                        One Year................. 11.72%
                        Five Years...............  9.97%
                        Ten Years................ 10.57%





                                     [GRAPH]






                                       5

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INVESTMENT PERSPECTIVE

                     Equity Portfolio Distribution
                       by Industry Classification
                           December 31, 1996

                                             % Total
                                         Equity Portfolio
                                         ----------------
Energy - Oil & Gas                             19.57%
Banking                                         9.16%
Real Estate                                     7.31%
Computer Products & Software                    7.26%
Insurance                                       6.16%
Pharmaceuticals                                 5.92%
Communications Services                         4.74%
Semiconductors                                  3.89%
Automotive                                      3.59%
Healthcare Facilities                           2.35%
Engineering/Industrial Production               2.34%
Other                                          27.71%
                                         ----------------
Total Equities                                100.00%
                                         ================

                  Total Portfolio Distribution by Asset Class
                                December 31, 1996

                                    [GRAPH]

Top 25% Portfolio Holdings
December 31, 1996


                                          Number of Shares/                      % of
                                          Principal Amount        Value       Net Assets
                                          -----------------    -----------    ----------

Exxon Corporation                            45,000             $4,410,000         3.72%
The Bank of New York Co., Inc.              120,000             $4,050,000         3.42%
Intel Corp.                                  30,000             $3,928,125         3.32%
Chrysler Corp.                              110,000             $3,630,000         3.06%
Travelers Group Inc.                         80,000             $3,630,000         3.06%
Allstate Corp.                               45,000             $2,604,375         2.20%
Texaco Inc.                                  25,000             $2,453,125         2.07%
Mobil Corp.                                  20,000             $2,445,000         2.06%
MediTrust SBI                                60,000             $2,400,000         2.03%
American Home Products Corp.                 40,000             $2,345,000         1.98%
                                                                ----------       ------
TOP 25%  PORTFOLIO HOLDINGS                                    $31,895,625        26.92%
                                                               ===========       ======


                               Cumulative Return
                     of a Hypothetical $10,000 Investment*
                         from inception (June 16, 1975)
                             through December 31, 1996

                                     [GRAPH]

* All performance analyses shown herein represent past performance and are not indicative of future performance. All dividends and distributions from income and capital gains have been continually reinvested. Performance does not include the imposition of the maximum 5% sales charge. Performance for other classes of the Fund will be greater or less than the data shown in the graph and tables based on differences in sales charges and fees paid by shareholders investment in the different classes of the Fund.

                         Average Annual Total Return
                         Period ending December 31, 1996


One Year.................   17.60%
Five Years...............   11.11%
Ten Years................   11.14%
Fifteen Years............   13.63%
Twenty Years.............   13.18%

                                       6

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                                                                          [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Burnham Fund Inc.:

We have audited the accompanying statement of assets and liabilities and statement of net assets of The Burnham Fund Inc., as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Burnham Fund Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York                                      Coopers & Lybrand L.L.P.
January 20, 1997.

                                       7

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                            STATEMENT OF NET ASSETS
                               December 31, 1996



                                                       NUMBER OF            VALUE
                                                         SHARES           (NOTE 1)
----------------------------------------------------------------------------------
COMMON STOCKS                                85.37%
ADVERTISING                                   0.40%
 Interpublic Group Cos., Inc.....................        10,000        $    475,000
AEROSPACE                                     1.76%                    ------------
 Boeing Co.......................................        15,000           1,595,625
 Gulfstream Aerospace Corp.......................        20,000 a           485,000
                                                                      -------------
                                                                          2,080,625
                                                                      -------------
AIRCRAFT MANUFACTURING/
  COMPONENTS                                  1.71%
 Goodrich (B.F.) Co..............................        50,000           2,025,000
                                                                      -------------

AUTOMOTIVE                                    3.05%
 Chrysler Corp...................................       110,000           3,630,000
                                                                      -------------
BANKING                                       7.82%
 The Bank of New York Co., Inc...................       120,000           4,050,000
 Citicorp........................................        20,000           2,060,000
 Keycorp Inc.....................................        25,000           1,262,500
 Wells Fargo & Co................................         7,000           1,888,250
                                                                      -------------
                                                                          9,260,750
                                                                      -------------
BROADCASTING                                  0.42%
 U.S. Satellite Broadcasting Cl. A...............        50,000 a           493,750
                                                                      -------------
CHEMICALS                                     1.62%
 duPont (E.I.) deNemours & Co....................        10,000             943,750
 Monsanto Co.....................................        25,000             971,875
                                                                      -------------
                                                                          1,915,625
                                                                      -------------
COMMUNICATIONS SERVICES                       4.05%
 ECI Telecom Ltd.................................        60,000           1,271,250
 Loral Space Communications......................        30,000             551,250
 GTE Corp........................................        40,000           1,820,000
 Lucent Technologies Inc.........................        25,000           1,156,250
                                                                      -------------
                                                                          4,798,750
                                                                      -------------
COMPUTER PRODUCTS & SOFTWARE                  6.20%

 Hewlett Packard Co..............................        40,000           2,010,000
 International Business Machines Corp............        10,000           1,510,000
 Microsoft Corp..................................        26,000 a         2,149,875
 Phoenix Technologies Ltd........................        65,000 a         1,040,000
 Safeguard Scientifics Inc.......................        20,000 a           635,000
                                                                      -------------
                                                                          7,344,875
                                                                      -------------
CONGLOMERATES                                 0.80%
 Textron Inc.....................................        10,000             942,500
                                                                      -------------
 CONSUMER PRODUCTS                             1.67%
 General Electric Co.............................        20,000       $   1,977,500
                                                                      -------------
DATA COMMUNICATIONS SYSTEMS                   0.61%
 U.S. Robotics Corp..............................        10,000 a           720,625
                                                                      -------------
DATA PROCESSING SYSTEMS                       1.10%
 Electronic Data Systems Corp....................        30,000           1,297,500
                                                                      -------------
ELECTRONICS                                   0.61%
 Raytheon Co.....................................        15,000 a           721,875
                                                                      -------------
ENERGY - OIL AND GAS                         16.71%
 Amoco Corp......................................        25,000           2,012,500
 Atlantic Richfield..............................         7,500             993,750
 Baker Hughes Inc................................        35,000           1,207,500
 British Petroleum PLC ADS.......................        10,000           1,413,750
 Diamond Offshore Drilling.......................        10,000 a           570,000
 Exxon Corporation...............................        45,000           4,410,000
 Mobil Corporation...............................        20,000           2,445,000
 Royal Dutch Petroleum Co. ADR...................        10,000           1,707,500
 Santa Fe Energy Resources Inc...................        70,000 a           971,250
 Texaco Inc......................................        25,000           2,453,125
 Union Pacific Resources Group Inc...............        55,000           1,608,750
                                                                      -------------
                                                                         19,793,125
                                                                      -------------
ENGINEERING/
  INDUSTRIAL PRODUCTION                       2.00%
 Thermo Electron Corp............................        55,000 a         2,268,750
 Thermolyte Corp. units (see Note 4).............        10,000 a,b         100,000
                                                                      -------------
                                                                          2,368,750
FOOD PRODUCTS                                 1.13%
 IBP, Inc........................................        10,000             242,500
 Ralston Purina Group............................        15,000           1,100,625
                                                                      -------------
                                                                          1,343,125
                                                                      -------------
HEALTHCARE FACILITIES                         2.01%
 Manor Care Inc..................................        30,000             810,000
 Oxford Healthcare Plans Inc.....................        20,000 a         1,171,250
 Rehabcare Group Inc.............................        20,000 a           398,750
                                                                      -------------
                                                                          2,380,000
                                                                      -------------
HOTELS                                        0.37%
 Mirage Resorts Inc..............................        20,000 a           432,500
                                                                      -------------
INSURANCE                                     5.26%
 Allstate Corp...................................        45,000           2,604,375
 Travelers Group Inc.............................        80,000           3,630,000
                                                                      -------------
                                                                          6,234,375
                                                                      -------------

                       See notes to financial statements.

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                                                                          [LOGO]

                             STATEMENT OF NET ASSETS
                                December 31, 1996


                                                      NUMBER OF           VALUE
                                                       SHARES           (NOTE 1)
-----------------------------------------------------------------------------------
MEDICAL SUPPLIES                              1.81%

 Baxter International Inc........................        25,000       $   1,025,000
 PLC Systems Inc.................................        50,000 a         1,125,000
                                                                      -------------
                                                                          2,150,000
                                                                      -------------
PERSONAL CARE PRODUCTS                        1.31%
 Gillette Co.....................................        20,000           1,555,000
                                                                      -------------
PHARMACEUTICALS                               5.05%
 American Home Products Corp.....................        40,000           2,345,000
 Merck & Co......................................        25,000           1,981,250
 Pfizer Inc......................................        20,000           1,657,500
                                                                      -------------
                                                                          5,983,750
                                                                      -------------
PLASTICS                                      1.01%
 Raychem Corp....................................        15,000           1,201,875
                                                                      -------------
RAILROADS                                     1.96%
 Kansas City Southern Industries.................        25,000           1,125,000
 Union Pacific Corp..............................        20,000           1,202,500
                                                                      -------------
                                                                          2,327,500
                                                                      -------------

REAL ESTATE REIT                              6.24%
 Franchise Finance Corp. of America..............        80,000           2,210,000
 Meditrust SBI...................................        60,000           2,400,000
 National Golf Properties Inc....................        40,000           1,265,000
 New Plan Realty Trust...........................        60,000           1,522,500
                                                                      -------------
                                                                          7,397,500
                                                                      -------------
SEMICONDUCTORS                                3.32%
 Intel Corp......................................        30,000           3,928,125
                                                                      -------------
TELEPHONE COMPANIES                           1.96%
 Century Telephone Enterprises Inc...............        25,000             771,875
 SBC Communications Inc..........................        30,000           1,552,500
                                                                      -------------
                                                                         2,324,375
                                                                      -------------
TEMPORARY EMPLOYMENT SERVICES                 1.50%
 Interim Services................................        50,000           1,775,000

TRAVEL RELATED &
   FINANCIAL SERVICES                         1.91%
 American Express Co.............................        40,000       $   2,260,000
                                                                      -------------
   TOTAL COMMON STOCKS
     (identified cost: $73,224,797)..............                       101,139,375
                                                                      -------------
CORPORATE CONVERTIBLE BONDS                   0.42%
STEEL                                         0.42%
 USX Marathon Group,
   7% conv. sub. deb. 6/15/17....................    $  500,000             498,125
                                                                      -------------
 TOTAL CORPORATE CONVERTIBLE
   BONDS (identified cost: $481,250).............                           498,125
                                                                      -------------
CORPORATE BONDS                              10.74%
BANKING                                       0.86%

 Chase Manhattan Corp.,
   7 7/8% sub. notes 8/01/04.....................     1,000,000           1,015,719
                                                                      -------------
BUILDING PRODUCTS                             1.27%
 USG Corp., 8% sr. notes 3/15/97.................     1,500,000           1,505,215
                                                                      -------------
COMMUNICATION SERVICES                        0.86%
 Storer Communications Inc.,
   10% sub. deb. 5/15/03.........................     1,000,000           1,017,500
                                                                      -------------
ENERGY - OIL & GAS                            0.86%
 Maxus Energy Corp.,
   9 3/8% notes 11/01/03.........................     1,000,000           1,020,000
                                                                      -------------
FINANCIAL SERVICES                            4.36%
 Ford Motor Credit Corp.,
   9 1/4% notes 6/15/98..........................     1,000,000           1,042,798
 General Electric Capital Corp.,
   8% notes 1/15/98..............................     1,000,000           1,020,159
 General Motors Acceptance Corp.,
   7 3/4% notes 1/15/99..........................     1,000,000           1,028,387
 MGM Grand Hotel Finance Corp.,
   11 3/4% gtd. notes 5/01/99....................     1,000,000           1,041,878
 Texaco Capital Inc.,
   9% gtd. notes 11/15/97........................     1,000,000           1,026,835
                                                                      -------------
                                                                          5,160,057
                                                                      -------------


                       See notes to financial statements.
                                       9

[LOGO]

                             STATEMENT OF NET ASSETS
                               December 31, 1996

                                                       PRINCIPAL          VALUE
                                                         AMOUNT         (NOTE 1)
-----------------------------------------------------------------------------------

HOTELS                                        1.24%
 Marriott Corp.,
   8 7/8% sr. notes "D" 5/01/97..................     $ 115,000       $     115,625
 Marriott Corp.,
   9 7/8% sr. notes "E" 11/01/97.................       850,000             853,810
 Marriott Corp., 9 3/8% deb. 6/15/07.............       500,000             506,508
                                                                      -------------
                                                                          1,475,943
                                                                      -------------
PHARMACEUTICALS                               0.85%
 Johnson & Johnson,
   7 3/8% euronotes 11/09/97.....................     1,000,000           1,012,189
                                                                      -------------
UTILITIES                                     0.44%
 AES Corp.,
   9 3/4% sr. sub. notes 6/15/00....................    500,000             520,000
                                                                      -------------
    TOTAL CORPORATE BONDS
     (identified cost: $12,427,935)..............                        12,726,623
                                                                      -------------
COMMERCIAL PAPER                              3.19%
 Associates Corp. of NA,
   5.55% 1/02/97.................................     3,775,000           3,775,000
                                                                      -------------
    TOTAL COMMERCIAL PAPER
      (identified cost: $3,775,000)..............                         3,775,000
                                                                      -------------
TOTAL INVESTMENTS
   (identified cost: $89,908,982)     99.72%                            118,139,123
CASH AND OTHER ASSETS,
    LESS LIABILITIES                          0.28                          328,963
                                            ------                    -------------
NET ASSETS                                  100.00%                   $ 118,468,086
                                            ======                    =============


a   Non-income producing security.

b A unit consists of one share of common stock of Thermolyte Corp. and one redemption right.

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     For Federal income tax purposes, the tax basis of investment securities owned at December 31, 1996 was $89,889,863. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $29,275,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,026,672.



                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996


--------------------------------------------------------------------------------
ASSETS:

 Investment in securities, at value (identified
  cost: $89,908,982)(Note 1)..........................        $  118,139,123
 Cash in bank.........................................                51,847
 Dividends and interest receivable....................               410,859
 Receivable for capital stock sold....................                50,352
 Receivable from investment advisor...................                   346
                                                               -------------
  Total assets........................................           118,652,527
                                                               -------------
LIABILITIES:
 Payable for capital stock redeemed...................                 4,489
 Payable for investment advisory fees (Note 6)........                66,008
 Payable for distribution and
  service fees (Note 7)...............................                25,429
 Accrued expenses and other payables..................                88,515
                                                               -------------
  Total liabilities...................................               184,441
                                                               -------------
NET ASSETS                                                     $ 118,468,086
                                                               =============

CLASS A SHARES
Net asset value and redemption price per share
 (NOTE 2): ($117,425,651/4,577,959.349 shares
 outstanding).........................................        $        25.65
                                                              ==============
Calculation  of Maximum  Offering  Price
Sales  charge - 5% of public  offering
price:
 (NOTE 2): ($25.65 net asset value plus 5.0%
 of public offering price)............................        $        27.00
                                                              ==============
CLASS B SHARES
Net asset value and offering price per share:
 (NOTE 2): ($1,039,060/39,490.402 shares
 outstanding).........................................        $        26.31
                                                              ==============
CLASS C SHARES
Net asset value and offering price per share:
 (NOTE 2): ($3,375/131.343 shares
 of capital stock outstanding)........................        $        25.69
                                                              ==============
Redemption  price per share  varies with the length
of time Class B and C shares are held. (Note 7)


NET ASSETS CONSISTED OF:
 Capital paid-in......................................        $  84,278,935
 Undistributed net investment
  income..............................................             2,427,853
 Accumulated net realized gains
  on investments......................................             3,531,157
 Net unrealized appreciation of
  investments.........................................            28,230,141
                                                              --------------
                                                              $  118,468,086
                                                              ==============

                       See notes to financial statements.

                                                                          [LOGO]

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Income:
  Dividends
   (net of foreign withholding tax of $14,917).........       $    2,062,066
  Interest.............................................            1,842,189
                                                              --------------
   Total income........................................            3,904,255
                                                              --------------
  Expenses:
   Investment advisory fees (Note 6)...................              711,676
   Distribution fee (Class A)(Note 7)..................              164,540
   Distribution fee (Class B)(Note 7)..................                6,546
   Distribution fee (Class C)(Note 7)..................                   23
   Service fees (Class B & C)(Note 7)..................                2,190
   Transfer agent fees.................................              205,472
   Professional fees...................................               66,797
   Reports to shareholders.............................               55,240
   Directors' fees and expenses........................               79,811
   Custodian fees......................................               52,142
   Registration fees and expenses......................               64,789
   Insurance expense...................................               53,099
   Miscellaneous expense...............................               14,735
                                                              --------------
    Total expenses before reimbursement................            1,477,060
    Less: Expenses voluntarily reimbursed
       by Investment Adviser (Note 6).................                  (346)
                                                               --------------
   Total expenses after reimbursement.................             1,476,714
                                                              --------------
    Net investment income.............................             2,427,541
                                                              --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain from securities
  transactions (excluding short-term
  money market instruments)
   Proceeds from sale         $  80,731,830
   Cost of securities sold      (75,339,223)
                               ------------
  Net realized gain from securities
   transactions ......................................             5,392,607
                                                              --------------
 Increase in unrealized appreciation
  of investments
   Beginning of year          $  17,560,175
   End of year                   28,230,141
                               ------------
  Increase in unrealized appreciation.................            10,669,966
                                                              --------------
 Net realized and unrealized gain
  on investments......................................            16,062,573
                                                              --------------
 Net increase in net assets resulting
  from operations.....................................        $   18,490,114
                                                              ==============




                       STATEMENT OF CHANGES IN NET ASSETS


                                                            Year ended     Year ended
                                                            December 31,   December 31,
                                                                1996           1995
                                                           ------------   ------------


INCREASE IN NET ASSETS:
 From operations:
  Net investment income...............................   $    2,427,541    $    3,515,912
  Net realized gain from security and,
   in 1995, option transactions.......................        5,392,607         4,434,390
  Increase in unrealized
   appreciation of investments........................       10,669,966        15,328,646
                                                         --------------    --------------
   Net increase in net assets
    resulting from operations.........................       18,490,114        23,278,948
                                                         --------------    --------------
  Distributions to shareholders
  (Note 1):
  From net investment income:

   Class A Shares.....................................       (2,637,095)       (3,774,236)
   Class B Shares.....................................           (6,330)          (10,282)
   Class C Shares.....................................              (27)              (83)
  From realized gains from security
    and option transactions:
   Class A Shares.....................................       (4,155,898)       (2,856,113)
   Class B Shares.....................................          (23,246)          (10,070)
   Class C Shares.......... ..........................             (108)              (67)
                                                         --------------    --------------
      Total distributions to
       shareholders...................................       (6,822,704)       (6,650,851)
                                                         --------------    --------------
Capital share transactions
 (Note 2):
  Net proceeds from sale
   of shares..........................................        1,333,647         1,318,615
  Net asset value of shares issued
   to shareholders in reinvestment
   of dividends.......................................        5,845,914         5,722,758
                                                         --------------    --------------
                                                              7,179,561         7,041,373

  Cost of shares redeemed.. ..........................      (13,059,437)      (13,140,548)
                                                         --------------    --------------
  Decrease in net assets derived
    from capital share transactions...................       (5,879,876)       (6,099,175)
                                                         --------------    --------------
   Increase in net
    assets for the year...............................        5,787,534        10,528,922
                                                         --------------    --------------
NET ASSETS:
 Beginning of year....................................      112,680,552       102,151,630
                                                         --------------    --------------
 End of year (including undistributed
  net investment income of
  $2,427,853 and $882,239,
  respectively).......................................   $  118,468,086    $  112,680,552

                                                         ==============    ==============

                       See notes to financial statements.

[LOGO]

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 1 -- Significant Accounting Policies

The Burnham Fund Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 5.0%. Class B shares are sold with a contingent deferred sales charge of 5.0% which declines to zero for purchases held for more than six years. Class C shares are sold with a contingent deferred sales charge of 1%, which declines to zero if held for more than one year.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation - Investments in securities traded, or in options purchased, on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the last business day of the period. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

B. Repurchase agreements - Securities held as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held for the Fund's behalf by its custodian under the book-entry system. The Fund monitors the adequacy of the collateral (U.S. Government securities) daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below 102% of the carrying value of the repurchase agreement.

C. Federal income taxes - It is the Fund's policy to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend dates. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characteristics of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. During 1996, the Fund increased undistributed net investment income by $1,761,525 and decreased accumulated net realized gains on investments by $1,761,085 and decreased capital paid-in by $440.

E. Expenses - Expenses that are attributable to a specific class of shares will be charged to that class. Fund-level expenses will be allocated daily based upon the relative percentage of net assets of each class of shares.

F. Management's Use of Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- Capital Stock

   At December 31, 1996, there were 40,000,000 shares of capital stock ($0.10 par value) authorized, divided into four classes designated Class A, B, C and D shares. At December 31, 1996, Class D shares were not issued.

   Transactions in capital stock for the years ended December 31, 1996 and 1995 for Class A, B and C shares were as follows:

[LOGO]

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996




                                                                 1996             1995
                                                               --------------------------
CLASS A SHARES
Shares sold...........................................           44,731            52,477
Shares issued to shareholders
 in reinvestment of distributions.....................          257,573           285,586
                                                               --------          --------
                                                                302,304           338,063
                                                               --------          --------
Shares redeemed.......................................         (556,676)         (626,658)
                                                               --------          --------
Net decrease..........................................         (254,372)         (288,595)
                                                               ========          ========

CLASS B SHARES
Shares sold...........................................           12,016            10,326
Shares issued to shareholders
 in reinvestment of distributions.....................            1,251             1,002
                                                               --------          --------
                                                                 13,267            11,328
Shares redeemed.......................................             (807)           (1,348)
                                                               --------          --------
Net increase..........................................           12,460             9,980
                                                               ========          ========
CLASS C SHARES
Shares sold...........................................               -0-               -0-
Shares issued to shareholders
 in reinvestment of distributions.....................                6                 7
                                                               --------          --------
                                                                      6                 7
Shares redeemed.......................................               -0-               -0-
                                                               --------          --------
Net increase..........................................                6                 7
                                                               ========          ========


NOTE 3 -- Purchase and Sales of Securities

   The aggregate cost of purchases and the proceeds from sales of securities or maturities for the year ended December 31, 1996 were:

                                                               PROCEEDS
                                                 COST OF      FROM SALES
                                                PURCHASES    OR MATURITIES
                                                ---------    -------------
Short-term money
 market instruments                            $576,856,500    $574,622,500
U.S. Government obligations                             -0-             -0-
Common stocks and other securities               68,267,519      80,731,830



NOTE 4 - Restricted Securities

   A restricted security is a security which has not been registered with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. At December 31, 1996, the Fund held a restricted security with a value aggregating $100,000, representing less than 0.1% of the Fund's net assets. Currently, a market does not exist for the security listed below:

Units        Company         Acquired      Cost        Value
------------------------------------------------------------
10,000   Thermolyte Corp.   03/16/1995   $100,000   $100,000

   This security has been valued in good faith by management.

NOTE 5 - Off Balance Sheet Risk in Financial Instruments

    The Fund may from time to time trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written as well as purchased options, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no off-balance sheet financial instruments at year-end owned by the Fund.

NOTE 6 - Investment Advisory Fees and Other Transactions

   The Investment Adviser provides research and statistical services and makes investment recommendations to the Fund. With its affiliate, Burnham Securities Incorporated (the "Distributor"), the Investment Adviser supplies a staff trained in accounting and shareholder services to aid in the Fund's administration and day-to-day operations.

   The Investment Adviser receives an investment advisory fee paid monthly at an annual rate of 5/8 of 1% of the Fund's average daily net asset values. In addition, if in any year the Fund's operating expenses, including investment advisory fees but excluding interest, taxes and brokerage commissions, exceed 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets, the fees to be paid

[LOGO]

to the Investment Adviser will be reduced to the extent that such expenses exceed such limitation. For the year ended December 31, 1996, the Fund incurred fees in the amount of $711,676. The advisory fees and the expenses of the Fund as defined above did not exceed the maximum allowable limitation. The Investment Adviser has voluntarily agreed to reimburse expenses of Class B and C shares in order to limit such expenses to an annual rate of 2.3% and 2.3%, respectively. Accordingly, the Investment Adviser has reimbursed Class B and C shares $57 and $289, respectively.

NOTE 7 -- Distribution Services Agreement

   The Distributor serves as principal distributor of Fund shares. The Fund has adopted a Distribution Service Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act for Classes A, B and C shares. Under the agreement, the Fund pays a distribution fee, subject to certain NASD sales expense limitations on the Distributor at an annual rate of 0.25%, 0.75% and 0.75%, respectively, of the Fund's average daily net assets attributable to each respective class. For the year ended December 31, 1996, Class A, B and C shares incurred fees of $164,540, $6,546, and $23, respectively. Class B and C shares of the Fund will also pay a service fee at an annual rate of 0.25% of the average daily net assets of Class B and C shares. The service fee will be used by the Distributor to compensate broker-dealers and other NASD members for rendering continuing, ongoing service to Class B and C shareholders. Service fees incurred for Class B and C shares for the year ended December 31, 1996 were $2,183 and $7, respectively. For the year ended December 31, 1996, the Distributor earned $127,402 in brokerage commissions from Fund transactions and $12,067 in sales commissions from the distribution of Class A shares.

   A contingent deferred sales charge ("CDSC") at a maximum rate of 5% is imposed on Class B shares if an investor redeems within six years of the purchase date. A CDSC is imposed on Class C shares at a rate of 1% if shares are redeemed within 12 months from the date of purchase.

   A CDSC will be imposed on the proceeds of the redemptions of Class A shares purchased aggregating $1 million or more if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount equal to 1% if the redemption occurs within 12 months and .50 of 1% if the redemption occurs within the next 12 months. No CDSC will be imposed on Class A, B and C shares derived from reinvestment of dividends or capital gain distributions, or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for Class A, B and C shares purchased during the CDSC period. Any sales charge imposed on redemptions is paid to the Distributor. For the year ended December 31, 1996, there were $820 in CDSC charges paid to the Distributor.

   Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Adviser and/or Distributor. None of the directors so affiliated received compensation for his services as director of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

NOTE 8 -- Dividends and Distributions Subsequent to end of Reporting Period

   The Fund  announced  a  per-share  distribution  to  shareholders  of  record
December 31, 1996. The distribution had an ex-dividend date of January 2, 1997 and was payable January 9, 1997.

   The distribution was as follows:


                                   Class A     Class B     Class C
                                   -------     -------     -------
From net investment income          $0.11       $0.13       $0.05
From short-term capital gains        0.32        0.32        0.32
From long-term capital gains         0.84        0.84        0.84
                                    -----       -----       -----
Total distributions paid            $1.27       $1.29       $1.21
                                    =====       =====       =====


                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 9 -- Financial Highlights


                                                    Class A Shares
                                        -----------------------------------------
     Year ended Dec.31,                  1996     1995     1994     1993     1992
---------------------------------------------------------------------------------

Net Asset Value,
   Beginning of Year                    $23.19   $19.88   $21.86   $21.95   $22.16
                                        ------------------------------------------
Income from Investment Operations
Net Investment Income                     0.51     0.71     0.75     0.81     0.88
Net Gains or Losses on Securities
   (both realized and unrealized)         3.36     3.91    (1.15)    1.11     0.69
                                        ------------------------------------------
Total from Investment Operations          3.87     4.62    (0.40)    1.92     1.57
Less Distributions
Dividends (from net investment income)   (0.55)   (0.75)   (0.87)   (0.90)   (1.12)

Distributions from Capital Gains (from
   securities and options transactions)  (0.86)   (0.56)   (0.71)   (1.11)   (0.66)
                                        ------------------------------------------
   Total Distributions                   (1.41)   (1.31)   (1.58)   (2.01)   (1.78)

Net Asset Value, End of Year            $25.65   $23.19   $19.88   $21.86   $21.95
                                        ==========================================
Total Return                             17.60%   24.45%   (1.77)%   9.35%    7.70%
                                        ------------------------------------------

Ratios/Supplemental Data
Net Assets (in $millions), End of Year   117.4    112.0    101.8    118.5    117.2
                                        ------------------------------------------
Ratio of Expenses (net)
   to Average Net Assets [1]              1.3%     1.5%     1.5%     1.5%     1.2%
                                        ------------------------------------------

Ratio of Net Income to Average Net
   Assets                                 2.1%     3.3%     3.7%     3.7%     4.1%
                                        ------------------------------------------
Average Commission Rate***               $0.07     -.-      -.-      -.-      -.-

Portfolio Turnover Rate                  61.5%    78.3%    87.9%    54.1%    68.5%
                                        ------------------------------------------


                                                     Class B Shares
                                        -----------------------------------
     Year ended Dec.31,                  1996     1995     1994     1993*`DD'
----------------------------------------------------------------------------
Net Asset Value,
   Beginning of Year                    $23.45   $19.94   $21.84   $22.17
                                        ---------------------------------
Income from Investment Operations
Net Investment Income                     0.21     0.41     0.49     0.13
Net Gains or Losses on Securities
   (both realized and unrealized)         3.69     4.10    (1.04)   (0.46)
Total from Investment Operations          3.90     4.51    (0.55)   (0.33)
Less Distributions
Dividends (from net investment income)   (0.18)   (0.44)   (0.64)     0.0
Distributions from Capital Gains (from
   securities and options transactions)  (0.86)   (0.56)   (0.71)     0.0
                                        ---------------------------------
   Total Distributions                   (1.04)   (1.00)   (1.35)     0.0
                                        ---------------------------------
Net Asset Value, End of Year            $26.31   $23.45   $19.94   $21.84
                                        =================================
Total Return                             17.34%   23.54%   (2.52)%  (1.49)%
                                        ---------------------------------
Ratios/Supplemental Data
Net Assets (in $millions), End of Year    1.0      0.6      0.3      0.2
Ratio of Expenses (net)
   to Average Net Assets [1]              2.1%     2.2%     2.3%     2.2%`D'
                                        ---------------------------------
Ratio of Net Income to Average Net
   Assets                                 1.3%     2.5%     2.9%     3.9%`D'
                                        ---------------------------------

Average Commission Rate***               $0.07     -.-      -.-      -.-
Portfolio Turnover Rate                  61.5%    78.3%    87.9%    54.1%
                                        ---------------------------------

                                                 Class C Shares
                                        ----------------------------------
     Year ended Dec.31,                  1996     1995     1994     1993*`DD'
---------------------------------------------------------------------------
Net Asset Value,
   Beginning of Year                    $23.10   $19.89   $21.87   $22.17
                                        ---------------------------------
Income from Investment Operations
Net Investment Income                     0.29     0.54     0.72     0.15
Net Gains or Losses on Securities
   (both realized and unrealized)         3.37     3.91    (1.15)   (0.45)
                                        ---------------------------------
Total from Investment Operations          3.66     4.45    (0.43)   (0.30)
Less Distributions

Dividends (from net investment income)   (0.21)   (0.68)   (0.84)     0.0

Distributions from Capital Gains (from
   securities and options transactions)  (0.86)   (0.56)   (0.71)     0.0
                                        ---------------------------------
   Total Distributions                   (1.07)   (1.24)   (1.55)     0.0
                                        ---------------------------------
Net Asset Value, End of Year            $25.69   $23.10   $19.89   $21.87
                                        ---------------------------------

Total Return                             16.56%   23.51%   (1.95)%  (1.35)%
                                        ---------------------------------
Ratios/Supplemental Data
Net Assets (in $millions), End of Year     0.0**    0.0**    0.0**    0.0**
                                        ---------------------------------
Ratio of Expenses (net)
   to Average Net Assets [1]               2.2%     2.3%     1.5%     1.5%`D'
                                        ---------------------------------
Ratio of Net Income to Average
Net Assets                                 1.2%     2.5%     3.6%     3.5%`D'
                                        ---------------------------------
Average  Commission  Rate***             $0.07      -.-      -.-      -.-
Portfolio  Turnover Rate                  61.5%    78.3%    87.9%    54.1%
                                        ---------------------------------



* The Fund commenced offering Class B shares and Class C shares on October 18, 1993.

**  Less than $100,000 of net assets.
    `D' Annualized.
    `DD' Based on average shares outstanding.

*** Disclosure effective for fiscal year 1996 and all periods thereafter.

[1] Had the Investment Adviser not agreed to reimburse Class B and C shares for expenses in excess of the expense limitation described in Note 6, the ratios of expenses to average net assets for the years ended December 31, 1996, 1995 and 1994 would have been 2.1%, 2.5% and 2.5% for Class B shares and 2.5%, 2.5% and 2.5% for Class C shares, respectively.

OFFICERS OF THE FUND                                     ANNUAL REPORT
I.W. Burnham, II Chairman
Jon M. Burnham, President                                December 31, 1996
     and Chief Executive Officer
Debra B. Hyman, Executive Vice President
Michael E. Barna, First Vice President
     Chief Financial Officer, Treasurer and Secretary
Ronald M. Geffen, Vice President
Frank A. Passantino,  Vice President and
     Assistant Secretary
Louis S. Rosenthal, Vice President

INVESTMENT ADVISER
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, New York 10019

DISTRIBUTOR
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, New York 10019
Telephone: 1 (800) 874-FUND

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom L.L.P.
919 Third Avenue
New York, New York 10022

SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

This  report  has  been   prepared   for  the
information  of  shareholders  of The Burnham
Fund   Inc.   and  is  not   authorized   for
distribution to prospective  investors unless            BURNHAM Securities Inc.
preceded  or   accompanied  by  an  effective            PRINCIPAL DISTRIBUTOR
prospectus    that    includes    information
regarding the Fund's objectives, policies, management, records and other information.




                             STATEMENT DIFFERENCES

The dagger symbol shall be expressed as .............  `D'.
The double dagger symbol shall be expressed as ......  `DD'.